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                                                                    EXHIBIT 25

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby authorizes and appoints Samuel L. Eichenfield and Bruno A. Marszowski, and each of them severally, as his or her attorneys-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each such capacity stated below, The FINOVA Group Inc.'s Annual Report on Form 10-K, and any amendments thereto, to be filed with the Securities and Exchange Commission, the New York Stock Exchange, and otherwise, as fully as such person could do in person, hereby verifying and confirming all that said attorneys-in-fact, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

       Signatures                          Title                     Date
       ----------                          -----                     ----
PRINCIPAL EXECUTIVE OFFICER


/s/ Samuel L. Eichenfield          CHAIRMAN OF THE BOARD,     February  8 , 1996
----------------------------       PRESIDENT AND CHIEF                 ---
Samuel L. Eichenfield              EXECUTIVE OFFICER



PRINCIPAL FINANCIAL AND
ACCOUNTING OFFICER


/s/ Bruno A. Marszowski            SENIOR VICE PRESIDENT-     February  8 , 1996
----------------------------       CONTROLLER AND CHIEF                ---
Bruno A. Marszowski                FINANCIAL OFFICER



DIRECTORS


/s/ G. Robert Durham                                          February  8 , 1996
----------------------------                                           ---
G. Robert Durham

/s/ James L. Johnson                                          February  8 , 1996
----------------------------                                           ---
James L. Johnson

/s/ L. Gene Lemon                                             February  8 , 1996
----------------------------                                           ---
L. Gene Lemon

/s/ Kenneth R. Smith                                          February  8 , 1996
----------------------------                                           ---
Kenneth R. Smith

/s/ Robert P. Straetz                                         February  8 , 1996
----------------------------                                           ---
Robert P. Straetz

/s/ Shoshana B. Tancer                                        February  8 , 1996
----------------------------                                           ---
Shoshana B. Tancer

/s/ John W. Teets                                             February  8 , 1996
----------------------------                                           ---
John W. Teets
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